INVENTORIES	12 Months Ended
Dec. 31, 2020
INVENTORIES
INVENTORIES

10.    INVENTORIES

Inventories consisted of the following:

	As of December 31,
	2019	2020
	RMB	RMB
Raw materials	1,350,518,751	2,362,396,325
Work-in-progress	792,495,823	1,059,864,518
Finished goods	3,675,774,411	4,954,674,986
Total	5,818,788,985	8,376,935,829

Write-down of the carrying amount of inventory to its estimated net realizable value was RMB220,171,794, RMB135,874,384 and RMB270,893,308 for the years ended December 31, 2018, 2019 and 2020, respectively, and were recorded as cost of revenues in the consolidated statements of operations. Inventory write downs were mainly related to the inventories whose market value is lower than their carrying amount due to lower photoelectric conversion efficiencies.

As of December 31, 2019 and 2020, inventories with net book value of RMB258,692,099 and RMB289,876,208 were pledged as collateral for the Group’s borrowings (Note 20).